UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Patrick F. Quan

American Funds Fundamental Investors

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Active management
has helped Fundamental
Investors build a superior
long-term track record.

Special feature page 6

Fundamental Investors® Annual report for the year ended December 31, 2013

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.25%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.20%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Active management has helped Fundamental Investors build a superior long-term track record.

Contents
1	Letter to investors
4	Results of a $10,000 investment in Fundamental Investors
12	Summary investment portfolio
16	Financial statements
34	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2013, shares of Fundamental Investors surged in value. The fund advanced 31.5% for those who reinvested distributions totaling over $1.56 a share — a figure that includes a 15-cent special dividend and 91.5-cent capital gain paid in December.

The fund narrowly trailed the 32.4% increase recorded by its primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index, but outpaced its growth-and-income fund peers, as measured by the Lipper Growth and Income Funds Index, which climbed 26.3%.

Because Fundamental Investors is able to invest up to 35% of its assets in companies domiciled outside the United States, we like to provide fund investors with a broader scope of returns. The unmanaged MSCI World Index, a measure of stock markets in more than 20 developed countries, rose 26.7%.

As shown in the table below, the fund has outpaced its primary index as well as its peer group for the five-year, 10-year and lifetime periods.

Strength at home and abroad
Supported by continued GDP growth, a strong housing market, falling unemployment and the Federal Reserve’s bond buying programs,

Results at a glance

For periods ended December 31, 2013, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Fundamental Investors (Class A shares)	31.5%	18.1%	9.1%	12.7%
Standard & Poor’s 500 Composite Index[2]	32.4	17.9	7.4	11.7
Lipper Growth and Income Funds Index	26.3	16.2	6.7	10.9
MSCI World Index[2,3]	26.7	15.0	7.0	9.9

[1]	Since Capital Research and Management Company began managing the fund on August 1, 1978.
[2]	The indexes are unmanaged and, therefore, have no expenses.
[3]	Results reflect dividends net of withholding taxes.

Fundamental Investors	1

U.S. stocks posted robust gains for 2013. Despite pauses, including one in late spring when the Fed indicated it might begin to pare its monthly purchases and another brought on by October’s government shutdown in the wake of ongoing political arguments over the debt ceiling, the overall trend for stocks was up. The S&P 500 advanced in all four quarters, bookending the year with double-digit quarterly gains.

Though more muted than returns for U.S. stocks, markets abroad also logged healthy returns. European stocks rallied as the euro zone began to emerge from the longest recession of the post-World War II era.

In Japan, massive monetary stimulus from the Bank of Japan helped send stocks higher; other Asia-Pacific markets followed suit.

The yen hurts

On balance, currency translation negatively affected returns for U.S.-based investors in non-U.S. companies. The biggest culprit was the Japanese yen, which depreciated significantly relative to the greenback. This meant that the sizable gains of stocks denominated in yen were cut nearly in half when converted to U.S. dollars.

Sizable holdings in sensitive sectors support results

Among the areas of the market realizing the most significant increases were economically sensitive sectors that tend to thrive in an improving economy. They included industrials companies as well as consumer discretionary firms — a broad category encompassing everything from media providers to automakers to clothing retailers. As a group, Fundamental Investors’ holdings in these areas posted excellent results.

Shares of Amazon (58.8%), the fund’s largest investment, surged in price as its user base continued to expand. The company also registered a substantial sales increase and saw revenue for its cloud computing business increase by 50% year-over-year. Media companies including Disney (53.4%), Time Warner (45.8%) and Comcast (39.0%) also soared on the rising value of their content, disciplined financial returns and, in the case of Comcast, robust broadband business.

Among industrials, Boeing (81.1%) benefited considerably from a growing backlog of orders from airlines seeking the fuel efficiency gains offered by the new generation of airplanes. Lockheed Martin also notched an impressive gain (61.1%) as results exceeded expectations and strong free-cash generation benefited shareholders in the form of dividends and share repurchases.

General Electric rose 33.5% as the market took note of the company’s dividend increase, margin improvement and decision to split off part of its financing division. An anticipated increase in demand for industrial equipment and capital goods, together with operational improvements and a rising dividend elevated Parker-Hannifin (51.2%).

Elsewhere among the fund’s largest holdings, shares of Google (58.0%) surged as the company boosted revenue for its website by nearly 20% and showed progress in the mobile search area.

Health care companies also turned in excellent results. The fund’s portfolio houses a range of investments that collectively support both the fund’s growth and income objectives. Biotechnology firms such as Gilead Sciences (104.6%) and Regeneron (60.9%) are more on the growth end of the spectrum, while pharmaceutical giant Merck (22.3%) offers a healthy dividend and the potential for long-term growth. For the 12 months, Bristol-Myers Squibb (63.1%), which features a sizable yield, helped on both fronts.

2	Fundamental Investors

Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

2004	11.9%	2.0%	13.9%
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6
2008	–41.1	1.4	–39.7
2009	31.5	1.9	33.4
2010	12.2	1.8	14.0
2011	–3.6	1.7	–1.9
2012	15.3	1.8	17.1
2013	29.9	1.6	31.5

10-year average annual total return			9.1%
10-year cumulative total return			138.8
Lifetime cumulative total return (since 8/1/78)			6,832.3

Total return measures both capital results (changes in net asset value) and income return (from dividends).

All returns assume reinvestment of all dividends and capital gain distributions.

The energy sector trailed the broader market. Returns for fund holdings Suncor Energy (6.6%), Royal Dutch Shell (6.0%) and Enbridge (1.0%) were modest. Mining firm Potash Corp. of Saskatchewan (–19.0%) lost ground as shifting dynamics within the potash industry took their toll. Decelerating growth in its cloud computing business caused Web services provider Rackspace Hosting (–47.3%) to fall sharply.

Looking ahead

For the two years ended December 31, 2013, Fundamental Investors’ cumulative total return was over 50%. We are gratified by the fund’s results during this time frame and over the longer periods shown on page 1. However, we remind investors that such returns are well above historical fund and market averages.

In the year ahead the market will no doubt present challenges and opportunities. For a look at how our active management approach has historically helped us deal with both, we invite you to read the feature article beginning on page 6.

We thank you for your commitment to long-term investing.

Sincerely,

James F. Rothenberg

Vice Chairman

Dina N. Perry

President

February 10, 2014

For current information about the fund, visit americanfunds.com.

Fundamental Investors	3

Results of a $10,000 investment in Fundamental Investors

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends of $114,907 and reinvested capital gain distributions of $182,115.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses.
[5]	Results of the Lipper Growth and Income Funds Index do not reflect any sales charges.
[6]	Includes reinvested capital gain distributions of $96,198 but does not reflect income dividends of $57,738 taken in cash.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[8]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2013)*

	1 year	5 years	10 years
Class A shares	23.93%	16.72%	8.45%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.63% for Class A shares as of the prospectus dated March 1, 2014 (unaudited).

$700,000
400,000
200,000
100,000
10,000
8,000

Year ended December 31	1978[8]	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989
Capital value (dollars in thousands)												
Dividends in cash	$ 0.2	0.4	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.7	0.9	1.2
Value at year-end[1]	$ 8.9	9.9	11.4	10.7	13.5	16.4	16.8	21.1	25.2	25.5	28.6	35.4
Total value (dollars in thousands)												
Dividends reinvested	$ 0.2	0.4	0.6	0.7	0.8	0.8	0.7	0.8	0.9	1.0	1.3	1.9
Value at year-end[1]	$ 9.2	10.6	12.8	12.7	17.0	21.4	22.6	29.4	35.9	37.3	43.2	55.6
Total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8	30.2	22.0	3.8	16.0	28.6

4	Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2013. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Fundamental Investors	5

Active management has helped
Fundamental Investors build a
superior long-term track record.

Within the mutual fund world, two investing approaches predominate. One is indexing, where a fund’s portfolio is a microcosm of its benchmark. For example, if a software company constitutes 2.3% of the market value of Standard & Poor’s 500 Composite Index, an index fund that tracks it seeks to have that company make up 2.3% of its portfolio. The other approach is active management, whereby managers select investments for a fund’s portfolio.

6	Fundamental Investors

Fundamental Investors is managed according to the latter, and it’s thanks to active management — supported by intensive research, relatively low fees and a long-term perspective — that the fund has outpaced its primary benchmark, the unmanaged S&P 500, for the most recent five- and 10-year periods, as well as the fund’s nearly 35-year lifetime.

Here, we take a look at how active management has facilitated these results. We’ll also look at how it enables investment professionals to pursue their highest conviction investment ideas and examine the role it can play in helping them manage through the periodic bubbles and downturns that seem to be a fixture of markets. In addition, we’ll explore the crucial role that a bottom-up, research-driven approach to building a portfolio plays in helping investment professionals actively pursue the fund’s growth and income objectives.

A widely held perception

For some in the investing world, one widely held perception has nearly become an article of faith. It is this: Active managers cannot produce better results than their indexes over longer time frames. A variety of factors, it is said, preclude them from doing so. Expenses, which funds have but indexes do not, are often cited as the primary culprit. Over time, these expenses — coupled with the sheer difficulty of assembling an ever-changing group of stocks that will collectively outpace the broader market — will cause a fund to revert to the mean. Or worse.

“With respect to this perception, the data does say that the majority of active managers are not able to outpace their relevant indexes,” explains Fundamental Investors portfolio manager Martin Romo. “But people have taken that to mean that none of them are able to. This is akin to saying that because a particular person can’t dunk a basketball, no one can dunk a basketball. The fact is that some investment firms have demonstrated the ability to provide long-term returns that surpass those of their benchmarks. Fundamental Investors and a meaningful majority of its cohorts in the American Funds family have been among them.”

Low relative expenses play a role

The reasons for this are manifold, and not the least of them is expenses. Among active managers, American Funds has some of the lowest fees in the industry. In large part, low fees are the result of relatively low trading costs — commissions and fees incurred in connection with buying and selling stocks. In the fund’s case, there are fewer trading costs because there is less trading. Said another way, the fund buys and sells stocks less frequently than many of its peers. Indeed, its portfolio turnover —perhaps the most common measure of a fund’s buying and selling activity — is considerably lower than the industry average.

Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Fundamental Investors	7

Low turnover is a manifestation of a key element of the fund’s investment approach: Rather than trade stocks, investment professionals develop a deep understanding of a company and, if they believe it’s attractively valued based on its business prospects and growth potential, they invest with the expectation of owning it for the long term.

“Our goal is to remain invested in companies for a multi-year period. This is important because it’s often the case that much of a stock’s excess return relative to its benchmark comes during a concentrated period of time,” says portfolio manager Brady Enright. “But the short-term uncertainties and fluctuations in the market mean it’s very difficult to know when that period will be. Maintaining one’s investment over a full market or economic cycle increases the likelihood that you will capture that price appreciation.”

And if you have invested in companies with solid fundamentals and attractive long-term business prospects, the belief is that over time the market will recognize that value and it will get priced into the stock, providing a solid return.

Managing through bubbles

Another potential benefit of active management is its potential to mitigate the impact of stock bubbles.

From the overheated markets that precipitated the Great Depression to the New York Stock Exhange’s “Nifty Fifty” of the 1960s and ’70s to the lofty valuations afforded Japanese stocks in the late ’80s, bubbles seem to be a fixture of capital markets.

“History has shown that investors, often acting on emotion, tend to get fixated on certain areas of the market,” notes Martin. “As investors grow more excited about a given company or industry and bid up stock prices, that exuberance gets reflected in the indexes and the funds that track them. Yet bubbles are often a product of perceived rather than real value. If and when such valuations prove unwarranted, stock prices contract.”

This was perhaps most vividly illustrated in the late 1990s and early 2000s when stocks of information technology, telecommunications and media companies grew to become nearly 50% of the S&P (today they make up about 25%). When the bubble burst, the index dropped over 47%, and investors in funds pegged to it realized the full measure of that loss. Although Fundamental Investors fell by less, by no means did it avoid the downturn, declining 36%. However, in the uncertain post-bubble environment, active management provided a significant benefit.

“Throughout this period, when much of the investing public was understandably rattled and standing on the sidelines, there were attractive investment opportunities for those with the will and resources to invest,” explains

8	Fundamental Investors

Long-term results suggest an active advantage

Fundamental Investors’ active management approach aims to build a portfolio of well-researched holdings that will produce solid returns over full market and economic cycles. The table below shows that the fund has outpaced its primary index, the Standard & Poor’s 500 Composite Index, for 21 of the 26 rolling 10-year periods since joining the American Funds family. It has outpaced its growth-and-income category peers — as measured by Lipper — for all 26.

And as you can see, although differences in return may sometimes appear small, over time they can translate into meaningful differences in investment value.

	Results for 10-year period ending December 31st of each year shown
	Fundamental Investors		S&P 500		Lipper Growth and Income Funds Index
	Growth of $ 1,000	Average annual total return	Growth of $1,000	Average annual total return	Growth of $1,000	Average annual total return
1988	$4,723	16.8%	$4,535	16.3%	$4,575	16.4%
1989	5,267	18.1	5,032	17.5	4,570	16.4
1990	4,071	15.1	3,681	13.9	3,349	12.8
1991	5,370	18.3	5,049	17.6	4,339	15.8
1992	4,415	16.0	4,470	16.2	3,831	14.4
1993	4,136	15.3	4,014	14.9	3,577	13.6
1994	3,963	14.8	3,827	14.4	3,416	13.1
1995	4,085	15.1	3,996	14.9	3,485	13.3
1996	4,016	14.9	4,140	15.3	3,575	13.6
1997	4,903	17.2	5,245	18.0	4,419	16.0
1998	4,935	17.3	5,785	19.2	4,241	15.5
1999	4,782	16.9	5,320	18.2	3,834	14.4
2000	5,318	18.2	4,991	17.4	4,094	15.1
2001	3,690	13.9	3,373	12.9	2,967	11.5
2002	2,768	10.7	2,442	9.3	2,222	8.3
2003	3,092	11.9	2,855	11.1	2,468	9.5
2004	3,476	13.3	3,124	12.1	2,769	10.7
2005	2,893	11.2	2,383	9.1	2,255	8.5
2006	2,874	11.1	2,244	8.4	2,160	8.0
2007	2,577	9.9	1,775	5.9	1,775	5.9
2008	1,331	2.9	870	–1.4	976	–0.2
2009	1,425	3.6	909	–0.9	1,127	1.2
2010	1,559	4.5	1,151	1.4	1,282	2.5
2011	1,691	5.4	1,333	2.9	1,360	3.1
2012	2,396	9.1	1,985	7.1	1,920	6.7
2013	2,388	9.1	2,042	7.4	1,905	6.7

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

“Our perspective is that the benchmark is a tool for comparing results, not a portfolio construction aid.”

Brady Enright, portfolio manager

Fundamental Investors	9

“Our view is that if you don’t have conviction in a company, you shouldn’t own any of it.”

Mark Casey, investment analyst

Fundamental Investors president Dina Perry, who is also a portfolio manager. “Because we were able to focus on the underlying companies rather than plunging stock prices during that period, we made or added to investments that helped fuel our results in the years that followed. The typical indexer did not have the same ability to invest in this opportunistic way.”

Opportunistic investing pays off

Thanks in part to that opportunistic investing in the period stretching from the dot-com collapse to the market high that preceded the financial crisis (3/24/00–10/9/07), the fund’s cumulative return exceeded 70%. Over that same stretch, the S&P 500 gained 16%, while the fund’s peers — as measured by the Lipper Growth and Income Funds Index — rose about 45%.

Of course active managers don’t always sidestep trouble. Because the stock market downturn spawned by the 2008 financial crisis was much broader based, virtually every industry declined and investors had fewer places to hide. During that time, fund returns were more in line with those of the index. And while there have been periods when the fund has lagged the S&P as well as its peer group, you can see from the chart on page 9 that it has bested both of the indexes in 21 of the 26 rolling 10-year intervals (measured as of December 31 in each of those years) since becoming a part of the American Funds. This includes, consecutively, the last 14 years.

Differences in active management

Although the great philosophical divide in the mutual fund world may be between active management and indexing, varying schools of thought exist among active managers.

“In my view, one of the best ways to beat the benchmark is to ignore it,” admits Brady. “When building my portfolio, I work within the investing guidelines that govern the fund. One thing I am not doing, however, is taking cues from the benchmark as to which companies I should invest in. I start with a blank slate. Our perspective is that the benchmark is a tool for comparing results, not a portfolio construction aid.”

Not all in the industry share this view. For some, the benchmark is the starting point, and active management involves determining ways in which to diverge from it. If, for example, managers like technology stocks, they may wish to own double the proportion found in the benchmark. Conversely, if they’re bearish on a particular sector, they can lighten its weighting.

In the view of Fundamental Investors’ portfolio managers, this tactic can land one in the strange position of maintaining investments in companies they simply do not believe in.

“I’ve heard industry colleagues say things like ‘I don’t like company XYZ, so I own less than half what the index does,’” states Mark Casey, a technology and media analyst for the fund. “Our view is that if you don’t have conviction in a company, you shouldn’t own any of it.”

10	Fundamental Investors

Going outside the index universe

Active management also allows investment professionals to invest in companies that aren’t index components. Conversely, companies not counted among America’s 500 largest would be off limits to an S&P 500 index fund investor.

“Google didn’t become a constituent of the S&P 500 until two years after the company went public,” offers Mark. “Relative to most companies, that’s extremely quick — and it was by no means certain the company would become the force it has — but the fact is that before Google became part of many indexers’ portfolios, the stock price had to increase. An active approach could have enabled investment at an earlier stage.”

To those same S&P indexers, almost all companies domiciled outside the United States would likewise be out of bounds. Yet there are industries where only a handful of the most significant players are big U.S. firms. Examples include luxury goods manufacturers, brewers and mining companies.

Research: the engine behind the approach

Effectively pursuing a truly bottom-up active management approach requires a process that enables portfolio managers to consistently identify companies that have the potential to do well over time. For Fundamental Investors, that process is known as The Capital System,SM and it centers on research. The fund’s five portfolio managers are supported by 24 investment analysts who are located around the globe. And at American Funds, the analyst role, much like the active management approach it supports, differs from the industry norm.

Perhaps the most crucial distinction is in the experience level of fund analysts; often, they cover sectors for decades and their role is a career path unto itself, not just a stepping stone to portfolio management. Covering companies and industries for many years enables analysts to forge relationships with company managers, gain familiarity with suppliers and develop a more comprehensive understanding of the nuances of the business cycle.

Pursuing objectives is primary

As Brady noted, paying minimal attention to the S&P has, in the fund’s case, been instrumental in its ability to surpass the index over the long term. Indeed, “beating the index” cannot be found among the fund’s official objectives. Those objectives include capital appreciation — in layman’s terms, “growing the money shareholders entrust to the fund” — and providing income.

“The fund’s goals were chosen because they align with the objectives of many investors,” adds Dina. “Indexes are important measuring tools, but we believe that we can best pursue the goals of our investors through an actively chosen, thoroughly researched portfolio of companies we strongly believe in.” ¢

Fundamental Investors	11

Summary investment portfolio December 31, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	82.8%
United Kingdom	3.9
Euro zone*	3.8
Canada	2.4
Other countries	3.3
Short-term securities & other assets less liabilities	3.8

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, the Netherlands and Spain.

12	Fundamental Investors

Common stocks 96.21%	Shares	Value (000)	Percent of net assets
Consumer discretionary 17.45%
Amazon.com, Inc.[1]	5,973,800	$2,382,292	3.52%
Home Depot, Inc.	18,689,500	1,538,893	2.27
Comcast Corp., Class A	24,651,800	1,281,031	1.89
Time Warner Inc.	16,267,000	1,134,135	1.68
Walt Disney Co.	11,340,000	866,376	1.28
Twenty-First Century Fox, Inc., Class A	18,000,000	633,240	.94
Starbucks Corp.	5,900,000	462,501	.68
Other securities		3,511,633	5.19
		11,810,101	17.45

Financials 15.59%
Wells Fargo & Co.	20,150,916	914,852	1.35
American Express Co.	9,770,000	886,432	1.31
JPMorgan Chase & Co.	14,785,000	864,627	1.28
Citigroup Inc.	14,685,000	765,235	1.13
CME Group Inc., Class A	8,007,600	628,276	.93
BlackRock, Inc.	1,850,000	585,470	.87
Capital One Financial Corp.	7,500,000	574,575	.85
ACE Ltd.	4,900,000	507,297	.75
Weyerhaeuser Co.[1]	14,726,107	464,903	.69
Legal & General Group PLC	119,784,921	441,743	.65
Other securities		3,914,214	5.78
		10,547,624	15.59

Industrials 14.37%
Boeing Co.	12,340,000	1,684,287	2.49
General Electric Co.	38,000,000	1,065,140	1.57
Parker-Hannifin Corp.	7,350,000	945,504	1.40
Union Pacific Corp.	5,185,000	871,080	1.29
Lockheed Martin Corp.	5,323,200	791,347	1.17
European Aeronautic Defence and Space Co. EADS NV	7,515,000	576,985	.85
Caterpillar Inc.	6,025,000	547,130	.81
Other securities		3,240,578	4.79
		9,722,051	14.37

Information technology 13.84%
Google Inc., Class A1	1,502,800	1,684,203	2.49
Microsoft Corp.	42,750,000	1,600,133	2.36
Texas Instruments Inc.	20,780,300	912,463	1.35
ASML Holding NV	4,173,032	390,607
ASML Holding NV (New York registered)	2,396,000	224,505	.91
Avago Technologies Ltd.	10,049,993	531,544	.78
Apple Inc.	800,000	448,888	.66
Other securities		3,577,241	5.29
		9,369,584	13.84

Fundamental Investors	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Health care 10.27%
Merck & Co., Inc.	19,500,800	$976,015	1.44%
Gilead Sciences, Inc.[1]	10,893,790	818,668	1.21
Bristol-Myers Squibb Co.	13,550,000	720,183	1.07
Express Scripts Holding Co.[1]	7,130,000	500,811	.74
Vertex Pharmaceuticals Inc.[1]	6,215,000	461,775	.68
Baxter International Inc.	6,261,755	435,505	.64
Other securities		3,038,130	4.49
		6,951,087	10.27

Energy 9.69%
Suncor Energy Inc.	18,092,932	634,296	.94
Enbridge Inc.	11,669,701	509,853	.75
Chevron Corp.	3,773,900	471,398	.70
Occidental Petroleum Corp.	4,600,000	437,460	.64
Other securities		4,507,132	6.66
		6,560,139	9.69

Consumer staples 5.13%
Philip Morris International Inc.	11,690,000	1,018,550	1.51
PepsiCo, Inc.	5,610,498	465,335	.68
Costco Wholesale Corp.	3,635,000	432,601	.64
Other securities		1,555,164	2.30
		3,471,650	5.13

Materials 4.93%
LyondellBasell Industries NV, Class A	6,270,000	503,356	.74
FMC Corp.	6,408,000	483,548	.72
Praxair, Inc.	3,380,000	439,501	.65
Dow Chemical Co.	9,796,418	434,961	.64
Other securities		1,472,570	2.18
		3,333,936	4.93

Telecommunication services 2.68%
Vodafone Group PLC	149,695,000	587,493
Vodafone Group PLC (ADR)	1,220,000	47,958	.94
Other securities		1,178,988	1.74
		1,814,439	2.68

Utilities 0.78%
Other securities		529,101	.78

Miscellaneous 1.48%
Other common stocks in initial period of acquisition		1,000,924	1.48

Total common stocks (cost: $40,915,396,000)		65,110,636	96.21

Warrants 0.00%
Energy 0.00%
Other securities		2,468	.00

Total warrants (cost: $1,158,000)		2,468	.00

14	Fundamental Investors

Short-term securities 3.82%	Principal amount (000)	Value (000)	Percent of net assets
Freddie Mac 0.07%–0.15% due 1/14–9/17/2014	$1,075,518	$1,075,208	1.59%
Federal Home Loan Bank 0.05%–0.14% due 1/3–6/11/2014	522,900	522,777	.77
General Electric Capital Corp. 0.05%–0.18% due 1/2–4/1/2014	90,400	90,386	.13
Chariot Funding, LLC 0.32% due 2/7/2014[2]	50,000	49,995
Jupiter Securitization Co., LLC 0.32% due 2/7/2014[2]	16,800	16,797
Walt Disney Co. 0.10% due 3/25/2014[2]	25,000	24,994	.04
Google Inc. 0.14% due 1/15/2014[2]	15,000	15,000	.02
Other securities		791,239	1.17

Total short-term securities (cost: $2,586,199,000)		2,586,396	3.82
Total investment securities (cost: $43,502,753,000)		67,699,500	100.03
Other assets less liabilities		(22,488)	(.03)
Net assets		$67,677,012	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2013 (000)
CNO Financial Group, Inc.	11,900,000	—	—	11,900,000	$1,309	$210,511
Grafton Group PLC, units	15,037,000	—	—	15,037,000	1,771	161,106
					$3,080	$371,617

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $352,253,000, which represented .52% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Fundamental Investors	15

Financial statements

Statement of assets and liabilities at December 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $43,260,665)	$67,327,883
Affiliated issuers (cost: $242,088)	371,617	$67,699,500
Cash		59
Receivables for:
Sales of investments	52,140
Sales of fund’s shares	83,635
Dividends and interest	139,614	275,389
		67,974,948
Liabilities:
Payables for:
Purchases of investments	37,755
Repurchases of fund’s shares	218,570
Investment advisory services	13,890
Services provided by related parties	23,010
Trustees’ deferred compensation	4,133
Other	578	297,936
Net assets at December 31, 2013		$67,677,012

Net assets consist of:
Capital paid in on shares of beneficial interest		$42,669,967
Undistributed net investment income		150,058
Undistributed net realized gain		659,136
Net unrealized appreciation		24,197,851
Net assets at December 31, 2013		$67,677,012

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,302,710 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$41,819,733	804,633	$51.97
Class B	467,526	9,016	51.86
Class C	2,352,475	45,442	51.77
Class F-1	5,306,091	102,144	51.95
Class F-2	2,485,377	47,828	51.96
Class 529-A	1,590,011	30,623	51.92
Class 529-B	40,638	782	51.95
Class 529-C	416,196	8,023	51.88
Class 529-E	67,041	1,292	51.89
Class 529-F-1	67,327	1,297	51.89
Class R-1	171,244	3,308	51.77
Class R-2	776,623	15,005	51.76
Class R-3	2,794,764	53,885	51.87
Class R-4	2,841,482	54,766	51.88
Class R-5	1,964,394	37,781	51.99
Class R-6	4,516,090	86,885	51.98

See Notes to Financial Statements

16	Fundamental Investors

Statement of operations for the year ended December 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $25,844; also includes $3,080 from affiliates)	$1,179,551
Interest	4,267	$1,183,818

Fees and expenses*:
Investment advisory services	148,918
Distribution services	159,330
Transfer agent services	70,270
Administrative services	14,842
Reports to shareholders	2,549
Registration statement and prospectus	766
Trustees’ compensation	1,154
Auditing and legal	154
Custodian	989
Other	2,190	401,162
Net investment income		782,656

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	3,716,896
Currency transactions	(4,283)	3,712,613
Net unrealized appreciation on:
Investments	11,836,820
Currency translations	882	11,837,702
Net realized gain and unrealized appreciation on investments and currency		15,550,315

Net increase in net assets resulting from operations		$16,332,971

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Fundamental Investors	17

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31
	2013	2012
Operations:
Net investment income	$782,656	$815,217
Net realized gain on investments and currency transactions	3,712,613	2,096,717
Net unrealized appreciation on investments and currency translations	11,837,702	4,937,151
Net increase in net assets resulting from operations	16,332,971	7,849,085

Dividends and distributions paid to shareholders:
Dividends from net investment income	(807,959)	(816,531)
Distributions from net realized gain on investments	(1,168,741)	—
Total dividends and distributions paid to shareholders	(1,976,700)	(816,531)

Net capital share transactions	1,312,946	(1,945,234)

Total increase in net assets	15,669,217	5,087,320

Net assets:
Beginning of year	52,007,795	46,920,475
End of year (including undistributed net investment income: $150,058 and $164,207, respectively)	$67,677,012	$52,007,795

See Notes to Financial Statements

18	Fundamental Investors

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Fundamental Investors	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Example of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations.

20	Fundamental Investors

The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2013 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$11,810,101	$—	$—	$11,810,101
Financials	10,547,624	—	—	10,547,624
Industrials	9,722,051	—	—	9,722,051
Information technology	9,369,584	—	—	9,369,584
Health care	6,951,087	—	—	6,951,087
Energy	6,560,139	—	—	6,560,139
Consumer staples	3,471,650	—	—	3,471,650
Materials	3,333,936	—	—	3,333,936
Telecommunication services	1,814,439	—	—	1,814,439
Utilities	529,101	—	—	529,101
Miscellaneous	1,000,924	—	—	1,000,924
Warrants	2,468	—	—	2,468
Short-term securities	—	2,586,396	—	2,586,396
Total	$65,113,104	$2,586,396	$—	$67,699,500

*	Securities with a value of $3,853,045,000, which represented 5.69% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Fundamental Investors	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

22	Fundamental Investors

During the year ended December 31, 2013, the fund reclassified $126,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $87,100,000 from undistributed net realized gain to capital paid in on shares of beneficial interest and $11,280,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $1,821,616,000.

As of December 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$184,333
Undistributed long-term capital gains	635,539
Gross unrealized appreciation on investment securities	24,504,557
Gross unrealized depreciation on investment securities	(314,355)
Net unrealized appreciation on investment securities	24,190,202
Cost of investment securities	43,509,298

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$513,793	$720,627	$1,234,420	$530,525	$—	$530,525
Class B	2,649	8,096	10,745	4,261	—	4,261
Class C	12,323	40,660	52,983	15,856	—	15,856
Class F-1	63,656	91,663	155,319	73,364	—	73,364
Class F-2	31,514	42,802	74,316	23,514	—	23,514
Class 529-A	18,052	27,333	45,385	17,739	—	17,739
Class 529-B	178	703	881	312	—	312
Class 529-C	1,902	7,181	9,083	2,429	—	2,429
Class 529-E	623	1,153	1,776	638	—	638
Class 529-F-1	877	1,146	2,023	808	—	808
Class R-1	939	2,988	3,927	1,329	—	1,329
Class R-2	4,611	13,460	18,071	5,663	—	5,663
Class R-3	27,448	48,796	76,244	31,561	—	31,561
Class R-4	35,636	50,408	86,044	38,396	—	38,396
Class R-5	28,959	34,053	63,012	29,470	—	29,470
Class R-6	64,799	77,672	142,471	40,666	—	40,666
Total	$807,959	$1,168,741	$1,976,700	$816,531	$—	$816,531

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.232% on such assets in excess of $55 billion. For the year ended December 31, 2013, the investment advisory services fee was $148,918,000, which was equivalent to an annualized rate of 0.249% of average daily net assets.

Fundamental Investors	23

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

24	Fundamental Investors

For the year ended December 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$87,759	$46,512	$3,706	Not applicable
Class B	4,627	620	Not applicable	Not applicable
Class C	20,889	2,679	1,047	Not applicable
Class F-1	12,282	6,944	2,464	Not applicable
Class F-2	Not applicable	1,829	922	Not applicable
Class 529-A	2,955	1,372	689	$1,349
Class 529-B	404	47	20	40
Class 529-C	3,631	390	182	357
Class 529-E	290	34	29	57
Class 529-F-1	—	57	29	56
Class R-1	1,569	168	79	Not applicable
Class R-2	5,237	2,178	352	Not applicable
Class R-3	13,115	3,919	1,315	Not applicable
Class R-4	6,572	2,653	1,318	Not applicable
Class R-5	Not applicable	850	872	Not applicable
Class R-6	Not applicable	18	1,818	Not applicable
Total class-specific expenses	$159,330	$70,270	$14,842	$1,859

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,154,000, in the fund’s statement of operations, includes $392,000 in current fees (either paid in cash or deferred) and a net increase of $762,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$3,448,489	74,176	$1,210,350	24,454	$(4,317,349)	(92,697)	$341,490	5,933
Class B	11,393	245	10,666	213	(132,485)	(2,869)	(110,426)	(2,411)
Class C	313,424	6,762	52,176	1,042	(368,787)	(7,951)	(3,187)	(147)
Class F-1	924,486	19,827	154,281	3,119	(1,468,666)	(31,298)	(389,899)	(8,352)
Class F-2	839,064	17,327	69,565	1,404	(382,030)	(8,207)	526,599	10,524
Class 529-A	177,318	3,813	45,378	916	(146,630)	(3,152)	76,066	1,577
Class 529-B	1,100	24	880	17	(12,335)	(267)	(10,355)	(226)
Class 529-C	48,976	1,051	9,079	181	(47,863)	(1,030)	10,192	202
Class 529-E	8,384	179	1,776	35	(7,139)	(152)	3,021	62
Class 529-F-1	13,441	286	2,019	41	(10,249)	(217)	5,211	110
Class R-1	28,443	616	3,921	78	(44,951)	(978)	(12,587)	(284)
Class R-2	161,540	3,505	18,065	362	(201,324)	(4,358)	(21,719)	(491)
Class R-3	522,597	11,370	76,219	1,537	(801,668)	(17,177)	(202,852)	(4,270)
Class R-4	499,256	10,776	86,040	1,742	(768,659)	(16,467)	(183,363)	(3,949)
Class R-5	367,587	7,932	62,957	1,277	(399,954)	(8,586)	30,590	623
Class R-6	1,559,432	34,497	142,471	2,886	(447,738)	(9,581)	1,254,165	27,802
Total net increase (decrease)	$8,924,930	192,386	$1,945,843	39,304	$(9,557,827)	(204,987)	$1,312,946	26,703

See page 26 for footnote.

Fundamental Investors	25

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2012

Class A	$2,453,514	63,447	$516,906	13,080	$(5,061,560)	(130,497)	$(2,091,140)	(53,970)
Class B	13,205	345	4,218	106	(171,381)	(4,468)	(153,958)	(4,017)
Class C	202,268	5,257	15,516	391	(431,015)	(11,215)	(213,231)	(5,567)
Class F-1	1,029,045	26,471	72,692	1,841	(1,510,388)	(38,960)	(408,651)	(10,648)
Class F-2	690,318	17,594	20,440	515	(259,700)	(6,662)	451,058	11,447
Class 529-A	166,520	4,312	17,735	449	(130,069)	(3,350)	54,186	1,411
Class 529-B	1,501	39	312	8	(15,117)	(394)	(13,304)	(347)
Class 529-C	49,273	1,275	2,429	61	(47,839)	(1,235)	3,863	101
Class 529-E	7,439	194	638	16	(6,654)	(172)	1,423	38
Class 529-F-1	9,774	252	808	21	(8,645)	(224)	1,937	49
Class R-1	33,132	865	1,327	34	(51,688)	(1,336)	(17,229)	(437)
Class R-2	150,270	3,906	5,660	143	(202,893)	(5,266)	(46,963)	(1,217)
Class R-3	515,702	13,367	31,548	798	(650,464)	(16,771)	(103,214)	(2,606)
Class R-4	576,299	14,962	38,387	972	(669,840)	(17,315)	(55,154)	(1,381)
Class R-5	368,240	9,546	29,415	746	(486,978)	(12,499)	(89,323)	(2,207)
Class R-6	956,801	24,680	40,666	1,027	(263,001)	(6,778)	734,466	18,929
Total net increase (decrease)	$7,223,301	186,512	$798,697	20,208	$(9,967,232)	(257,142)	$(1,945,234)	(50,422)

*	Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,794,469,000 and $19,053,272,000, respectively, during the year ended December 31, 2013.

26	Fundamental Investors

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 12/31/2013	$40.78	$.63	$12.13	$12.76	$(.65)	$(.92)	$(1.57)	$51.97	31.49%	$41,820	.63%	1.35%
Year ended 12/31/2012	35.39	.64	5.40	6.04	(.65)	—	(.65)	40.78	17.14	32,568	.65	1.66
Year ended 12/31/2011	36.70	.60	(1.29)	(.69)	(.62)	—	(.62)	35.39	(1.89)	30,176	.63	1.62
Year ended 12/31/2010	32.73	.59	3.95	4.54	(.57)	—	(.57)	36.70	14.05	33,089	.64	1.78
Year ended 12/31/2009	24.98	.44	7.79	8.23	(.48)	—	(.48)	32.73	33.36	30,954	.69	1.60
Class B:
Year ended 12/31/2013	40.68	.27	12.11	12.38	(.28)	(.92)	(1.20)	51.86	30.53	468	1.39	.59
Year ended 12/31/2012	35.30	.34	5.39	5.73	(.35)	—	(.35)	40.68	16.25	465	1.41	.89
Year ended 12/31/2011	36.60	.31	(1.28)	(.97)	(.33)	—	(.33)	35.30	(2.64)	545	1.40	.85
Year ended 12/31/2010	32.64	.33	3.94	4.27	(.31)	—	(.31)	36.60	13.18	746	1.41	1.01
Year ended 12/31/2009	24.92	.23	7.76	7.99	(.27)	—	(.27)	32.64	32.30	897	1.46	.85
Class C:
Year ended 12/31/2013	40.63	.25	12.09	12.34	(.28)	(.92)	(1.20)	51.77	30.44	2,352	1.43	.54
Year ended 12/31/2012	35.26	.33	5.38	5.71	(.34)	—	(.34)	40.63	16.21	1,852	1.45	.86
Year ended 12/31/2011	36.56	.30	(1.28)	(.98)	(.32)	—	(.32)	35.26	(2.67)	1,804	1.44	.82
Year ended 12/31/2010	32.61	.32	3.94	4.26	(.31)	—	(.31)	36.56	13.13	2,081	1.44	.98
Year ended 12/31/2009	24.90	.22	7.75	7.97	(.26)	—	(.26)	32.61	32.26	1,925	1.48	.81
Class F-1:
Year ended 12/31/2013	40.76	.59	12.14	12.73	(.62)	(.92)	(1.54)	51.95	31.42	5,306	.70	1.27
Year ended 12/31/2012	35.37	.64	5.39	6.03	(.64)	—	(.64)	40.76	17.12	4,503	.66	1.65
Year ended 12/31/2011	36.68	.59	(1.29)	(.70)	(.61)	—	(.61)	35.37	(1.92)	4,285	.67	1.60
Year ended 12/31/2010	32.72	.59	3.93	4.52	(.56)	—	(.56)	36.68	14.01	4,330	.66	1.77
Year ended 12/31/2009	24.97	.45	7.79	8.24	(.49)	—	(.49)	32.72	33.40	3,868	.67	1.61
Class F-2:
Year ended 12/31/2013	40.77	.74	12.13	12.87	(.76)	(.92)	(1.68)	51.96	31.80	2,485	.41	1.58
Year ended 12/31/2012	35.39	.76	5.37	6.13	(.75)	—	(.75)	40.77	17.39	1,521	.41	1.96
Year ended 12/31/2011	36.70	.68	(1.29)	(.61)	(.70)	—	(.70)	35.39	(1.67)	915	.42	1.85
Year ended 12/31/2010	32.73	.67	3.95	4.62	(.65)	—	(.65)	36.70	14.32	888	.40	2.03
Year ended 12/31/2009	24.98	.49	7.81	8.30	(.55)	—	(.55)	32.73	33.72	641	.43	1.69
Class 529-A:
Year ended 12/31/2013	40.74	.59	12.12	12.71	(.61)	(.92)	(1.53)	51.92	31.39	1,590	.72	1.26
Year ended 12/31/2012	35.36	.61	5.39	6.00	(.62)	—	(.62)	40.74	17.03	1,183	.73	1.59
Year ended 12/31/2011	36.67	.57	(1.29)	(.72)	(.59)	—	(.59)	35.36	(1.97)	977	.71	1.55
Year ended 12/31/2010	32.71	.58	3.93	4.51	(.55)	—	(.55)	36.67	13.98	916	.69	1.74
Year ended 12/31/2009	24.97	.43	7.78	8.21	(.47)	—	(.47)	32.71	33.30	723	.73	1.55
Class 529-B:
Year ended 12/31/2013	40.75	.21	12.13	12.34	(.22)	(.92)	(1.14)	51.95	30.36	41	1.52	.46
Year ended 12/31/2012	35.36	.29	5.39	5.68	(.29)	—	(.29)	40.75	16.09	41	1.54	.76
Year ended 12/31/2011	36.66	.27	(1.28)	(1.01)	(.29)	—	(.29)	35.36	(2.74)	48	1.51	.74
Year ended 12/31/2010	32.69	.30	3.95	4.25	(.28)	—	(.28)	36.66	13.09	63	1.50	.92
Year ended 12/31/2009	24.96	.20	7.77	7.97	(.24)	—	(.24)	32.69	32.16	71	1.55	.74
Class 529-C:
Year ended 12/31/2013	40.71	.22	12.11	12.33	(.24)	(.92)	(1.16)	51.88	30.37	416	1.51	.47
Year ended 12/31/2012	35.34	.30	5.38	5.68	(.31)	—	(.31)	40.71	16.09	319	1.53	.79
Year ended 12/31/2011	36.64	.28	(1.28)	(1.00)	(.30)	—	(.30)	35.34	(2.72)	273	1.51	.76
Year ended 12/31/2010	32.69	.31	3.93	4.24	(.29)	—	(.29)	36.64	13.05	265	1.49	.94
Year ended 12/31/2009	24.95	.20	7.78	7.98	(.24)	—	(.24)	32.69	32.22	215	1.55	.74
Class 529-E:
Year ended 12/31/2013	40.71	.47	12.13	12.60	(.50)	(.92)	(1.42)	51.89	31.10	67	.96	1.02
Year ended 12/31/2012	35.34	.52	5.37	5.89	(.52)	—	(.52)	40.71	16.73	50	.98	1.34
Year ended 12/31/2011	36.65	.47	(1.29)	(.82)	(.49)	—	(.49)	35.34	(2.23)	42	.98	1.29
Year ended 12/31/2010	32.69	.48	3.94	4.42	(.46)	—	(.46)	36.65	13.66	41	.98	1.45
Year ended 12/31/2009	24.95	.34	7.78	8.12	(.38)	—	(.38)	32.69	32.89	32	1.04	1.24

See page 28 for footnotes.

Fundamental Investors	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-F-1:
Year ended 12/31/2013	$40.71	$.69	$12.12	$12.81	$(.71)	$(.92)	$(1.63)	$51.89	31.70%	$67	.51%		1.47%
Year ended 12/31/2012	35.33	.69	5.39	6.08	(.70)	—	(.70)	40.71	17.25	48	.52		1.79
Year ended 12/31/2011	36.65	.65	(1.30)	(.65)	(.67)	—	(.67)	35.33	(1.75)	40	.50		1.77
Year ended 12/31/2010	32.69	.65	3.93	4.58	(.62)	—	(.62)	36.65	14.22	37	.48		1.95
Year ended 12/31/2009	24.95	.48	7.78	8.26	(.52)	—	(.52)	32.69	33.56	27	.54		1.74
Class R-1:
Year ended 12/31/2013	40.62	.26	12.09	12.35	(.28)	(.92)	(1.20)	51.77	30.50	171	1.41		.57
Year ended 12/31/2012	35.26	.34	5.37	5.71	(.35)	—	(.35)	40.62	16.22	146	1.42		.88
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	—	(.33)	35.26	(2.65)	142	1.43		.84
Year ended 12/31/2010	32.62	.33	3.93	4.26	(.32)	—	(.32)	36.56	13.13	138	1.43		1.01
Year ended 12/31/2009	24.90	.22	7.76	7.98	(.26)	—	(.26)	32.62	32.30	98	1.47		.80
Class R-2:
Year ended 12/31/2013	40.62	.29	12.08	12.37	(.31)	(.92)	(1.23)	51.76	30.55	777	1.36		.62
Year ended 12/31/2012	35.26	.35	5.37	5.72	(.36)	—	(.36)	40.62	16.24	630	1.40		.91
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	—	(.33)	35.26	(2.64)	589	1.41		.85
Year ended 12/31/2010	32.61	.33	3.93	4.26	(.31)	—	(.31)	36.56	13.15	631	1.42		1.00
Year ended 12/31/2009	24.89	.21	7.76	7.97	(.25)	—	(.25)	32.61	32.22	550	1.52		.77
Class R-3:
Year ended 12/31/2013	40.70	.48	12.11	12.59	(.50)	(.92)	(1.42)	51.87	31.09	2,795	.96		1.02
Year ended 12/31/2012	35.32	.52	5.39	5.91	(.53)	—	(.53)	40.70	16.78	2,367	.96		1.35
Year ended 12/31/2011	36.63	.48	(1.29)	(.81)	(.50)	—	(.50)	35.32	(2.22)	2,146	.96		1.30
Year ended 12/31/2010	32.67	.49	3.94	4.43	(.47)	—	(.47)	36.63	13.69	2,177	.96		1.47
Year ended 12/31/2009	24.94	.36	7.77	8.13	(.40)	—	(.40)	32.67	32.93	1,707	.99		1.29
Class R-4:
Year ended 12/31/2013	40.71	.61	12.12	12.73	(.64)	(.92)	(1.56)	51.88	31.47	2,842	.66		1.32
Year ended 12/31/2012	35.33	.64	5.39	6.03	(.65)	—	(.65)	40.71	17.13	2,390	.66		1.65
Year ended 12/31/2011	36.64	.59	(1.30)	(.71)	(.60)	—	(.60)	35.33	(1.92)	2,123	.66		1.60
Year ended 12/31/2010	32.68	.59	3.93	4.52	(.56)	—	(.56)	36.64	14.02	2,050	.66		1.77
Year ended 12/31/2009	24.95	.44	7.77	8.21	(.48)	—	(.48)	32.68	33.31	1,545	.69		1.58
Class R-5:
Year ended 12/31/2013	40.79	.76	12.14	12.90	(.78)	(.92)	(1.70)	51.99	31.87	1,964	.36		1.62
Year ended 12/31/2012	35.40	.75	5.40	6.15	(.76)	—	(.76)	40.79	17.47	1,516	.36		1.95
Year ended 12/31/2011	36.71	.70	(1.30)	(.60)	(.71)	—	(.71)	35.40	(1.62)	1,394	.36		1.89
Year ended 12/31/2010	32.74	.69	3.94	4.63	(.66)	—	(.66)	36.71	14.37	1,419	.36		2.06
Year ended 12/31/2009	24.99	.52	7.79	8.31	(.56)	—	(.56)	32.74	33.75	1,269	.39		1.92
Class R-6:
Year ended 12/31/2013	40.78	.79	12.13	12.92	(.80)	(.92)	(1.72)	51.98	31.95	4,516	.31		1.68
Year ended 12/31/2012	35.39	.79	5.38	6.17	(.78)	—	(.78)	40.78	17.53	2,409	.31		2.03
Year ended 12/31/2011	36.70	.72	(1.30)	(.58)	(.73)	—	(.73)	35.39	(1.57)	1,421	.31		1.97
Year ended 12/31/2010	32.74	.71	3.93	4.64	(.68)	—	(.68)	36.70	14.39	950	.32		2.13
Period from 5/1/2009 to 12/31/2009[4,5]	25.63	.37	7.17	7.54	(.43)	—	(.43)	32.74	29.60	596	.35	[6]	1.87	[6]

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	34%	28%	28%	32%	30%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .21 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-6 shares were offered beginning May 1, 2009.
[6]	Annualized.

See Notes to Financial Statements

28	Fundamental Investors

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors — Fundamental Investors:

We have audited the accompanying statement of assets and liabilities of American Funds Fundamental Investors – Fundamental Investors (the “Fund”), including the summary investment portfolio, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Fundamental Investors — Fundamental Investors as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2014

Fundamental Investors	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Fundamental Investors

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,168.44	$3.39	.62%
Class A — assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B — actual return	1,000.00	1,164.36	7.53	1.38
Class B — assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C — actual return	1,000.00	1,164.00	7.80	1.43
Class C — assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 — actual return	1,000.00	1,168.20	3.93	.72
Class F-1 — assumed 5% return	1,000.00	1,021.58	3.67	.72
Class F-2 — actual return	1,000.00	1,169.78	2.24	.41
Class F-2 — assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A — actual return	1,000.00	1,168.15	3.88	.71
Class 529-A — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B — actual return	1,000.00	1,163.52	8.23	1.51
Class 529-B — assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-C — actual return	1,000.00	1,163.51	8.18	1.50
Class 529-C — assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E — actual return	1,000.00	1,166.85	5.24	.96
Class 529-E — assumed 5% return	1,000.00	1,020.37	4.89	.96
Class 529-F-1 — actual return	1,000.00	1,169.24	2.73	.50
Class 529-F-1 — assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 — actual return	1,000.00	1,164.10	7.69	1.41
Class R-1 — assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 — actual return	1,000.00	1,164.50	7.37	1.35
Class R-2 — assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-3 — actual return	1,000.00	1,166.87	5.19	.95
Class R-3 — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 — actual return	1,000.00	1,168.29	3.61	.66
Class R-4 — assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 — actual return	1,000.00	1,170.14	1.97	.36
Class R-5 — assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 — actual return	1,000.00	1,170.49	1.70	.31
Class R-6 — assumed 5% return	1,000.00	1,023.64	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2013:

Long-term capital gains	$1,255,841,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$808,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	31

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term growth of capital and income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes, over various periods through March 31, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index and the S&P 500 Index. They noted that the investment results of the fund generally compared favorably to these two indexes for the lifetime period, the 20-year period, and the 10-year period and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were lower than most other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	33

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Ronald P. Badie, 71	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 67 Chairman of the Board (Independent and Non-Executive)	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Louise H. Bryson, 69	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 72	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 66	2010	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 60	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Leonade D. Jones, 66	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 71	2010	President Emeritus and former CEO, American Public Media	10	None
Christopher E. Stone, 57	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James F. Rothenberg, 67 Vice Chairman of the Board	1998	Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Director and Chair, The Capital Group Companies, Inc.[6]	2	None
Dina N. Perry, 68 President	1994	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	Fundamental Investors

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 60 Executive Vice President	2012	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
Michael T. Kerr, 54 Senior Vice President	1995	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Martin Romo, 46 Senior Vice President	1999	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company[6]
Walter R. Burkley, 47 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Mark L. Casey, 43 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company[6]
Ronald B. Morrow, 68 Vice President	2004	Senior Vice President — Capital World Investors, Capital Research and Management Company
Patrick F. Quan, 55 Secretary	1989–1998 2000	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Julie E. Lawton, 40 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 42 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, except Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Fundamental Investors	35

Offices

Office of the fund

One Market
Steuart Tower, Suite 2000
San Francisco, CA 94105-1409

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2013, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$83,000
2013	$87,000

b) Audit-Related Fees:
2012	$16,000
2013	$24,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$5,000
2013	$4,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,055,000
2013	$1,020,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$34,000
2013	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,583,000 for fiscal year 2012 and $1,474,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental Investors® Investment portfolio December 31, 2013

Common stocks 96.21%
		Value
Consumer discretionary 17.45%	Shares	(000)

Amazon.com, Inc.[1]	5,973,800	$ 2,382,292
Home Depot, Inc.	18,689,500	1,538,893
Comcast Corp., Class A	24,651,800	1,281,031
Time Warner Inc.	16,267,000	1,134,135
Walt Disney Co.	11,340,000	866,376
Twenty-First Century Fox, Inc., Class A	18,000,000	633,240
Starbucks Corp.	5,900,000	462,501
Expedia, Inc.	5,291,000	368,571
NIKE, Inc., Class B	3,400,000	267,376
Liberty Global PLC, Class A1	1,702,829	151,535
Liberty Global PLC, Class C1	1,371,516	115,646
Macy’s, Inc.	5,000,000	267,000
CBS Corp., Class B	4,125,000	262,928
Marriott International, Inc., Class A	4,693,545	231,673
Johnson Controls, Inc.	4,500,000	230,850
Time Warner Cable Inc.	1,638,000	221,949
Viacom Inc., Class B	2,500,000	218,350
General Motors Co.[1]	5,000,000	204,350
Naspers Ltd., Class N	1,700,000	177,618
Lowe’s Companies, Inc.	3,430,000	169,957
Las Vegas Sands Corp.	1,958,240	154,446
Ctrip.com International, Ltd. (ADR)[1]	2,500,000	124,050
VF Corp.	1,400,000	87,276
Wynn Resorts, Ltd.	400,000	77,684
Ralph Lauren Corp., Class A	408,541	72,136
Toyota Motor Corp.	930,000	56,696
Murphy USA Inc.[1]	685,000	28,469
Industria de Diseño Textil, SA	140,000	23,073
		11,810,101

Financials 15.59%

Wells Fargo & Co.	20,150,916	914,852
American Express Co.	9,770,000	886,432
JPMorgan Chase & Co.	14,785,000	864,627
Citigroup Inc.	14,685,000	765,235
CME Group Inc., Class A	8,007,600	628,276
BlackRock, Inc.	1,850,000	585,470
Capital One Financial Corp.	7,500,000	574,575
ACE Ltd.	4,900,000	507,297
Weyerhaeuser Co.[1]	14,726,107	464,903
Legal & General Group PLC	119,784,921	441,743
Charles Schwab Corp.	16,465,000	428,090
Moody’s Corp.	5,420,000	425,307
Goldman Sachs Group, Inc.	2,120,000	375,791
Common stocks
		Value
Financials (continued)	Shares	(000)

McGraw Hill Financial, Inc.	4,405,000	$ 344,471
Berkshire Hathaway Inc., Class A1	1,555	276,635
SunTrust Banks, Inc.	7,000,000	257,670
Aon PLC, Class A	2,860,000	239,925
American International Group, Inc.	4,666,700	238,235
CNO Financial Group, Inc.[2]	11,900,000	210,511
XL Group PLC	6,000,000	191,040
American Tower Corp.	2,000,000	159,640
Svenska Handelsbanken AB, Class A	2,790,000	137,074
Leucadia National Corp.	4,589,846	130,076
KeyCorp	9,625,000	129,168
U.S. Bancorp	2,672,000	107,949
Hospitality Properties Trust	3,693,018	99,822
Digital Realty Trust, Inc.	1,578,400	77,531
Deutsche Bank AG	1,010,000	48,180
AXA SA	800,000	22,242
Industrial and Commercial Bank of China Ltd., Class H	21,986,000	14,857
		10,547,624

Industrials 14.37%

Boeing Co.	12,340,000	1,684,287
General Electric Co.	38,000,000	1,065,140
Parker-Hannifin Corp.	7,350,000	945,504
Union Pacific Corp.	5,185,000	871,080
Lockheed Martin Corp.	5,323,200	791,347
European Aeronautic Defence and Space Co. EADS NV	7,515,000	576,985
Caterpillar Inc.	6,025,000	547,130
Rockwell Automation	3,500,000	413,560
Deere & Co.	3,500,000	319,655
Siemens AG	2,000,000	273,187
Honeywell International Inc.	2,800,000	255,836
Schneider Electric SA	2,807,000	244,825
United Technologies Corp.	1,900,000	216,220
Cummins Inc.	1,410,000	198,768
Iron Mountain Inc.	6,319,011	191,782
MTU Aero Engines AG	1,835,346	180,252
Masco Corp.	7,750,000	176,468
Grafton Group PLC, units[2]	15,037,000	161,106
Waste Management, Inc.	3,400,000	152,558
Fastenal Co.	3,100,000	147,281
Meggitt PLC	13,897,937	121,400
Ryanair Holdings PLC (ADR)[1]	1,850,000	86,820
Northrop Grumman Corp.	740,000	84,811
Experian PLC	870,000	16,049
		9,722,051

Information technology 13.84%

Google Inc., Class A1	1,502,800	1,684,203
Microsoft Corp.	42,750,000	1,600,133
Texas Instruments Inc.	20,780,300	912,463
ASML Holding NV	4,173,032	390,607
ASML Holding NV (New York registered)	2,396,000	224,505
Avago Technologies Ltd.	10,049,993	531,544
Common stocks
		Value
Information technology (continued)	Shares	(000)

Apple Inc.	800,000	$ 448,888
Amphenol Corp., Class A	4,100,000	365,638
Taiwan Semiconductor Manufacturing Co. Ltd.	58,225,000	206,108
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,331,600	110,423
Intel Corp.	12,000,000	311,520
Analog Devices, Inc.	5,705,484	290,580
Intuit Inc.	3,755,000	286,582
salesforce.com, inc.[1]	4,595,000	253,598
MasterCard Inc., Class A	300,000	250,638
Cisco Systems, Inc.	10,500,000	235,725
Baidu, Inc., Class A (ADR)[1]	985,000	175,212
Rackspace Hosting, Inc.[1]	3,975,000	155,542
Murata Manufacturing Co., Ltd.	1,655,000	146,783
eBay Inc.[1]	2,500,000	137,225
Visa Inc., Class A	600,000	133,608
Micron Technology, Inc.[1]	5,000,000	108,800
TE Connectivity Ltd.	1,955,000	107,740
SanDisk Corp.	1,500,000	105,810
Linear Technology Corp.	1,860,000	84,723
ASM Pacific Technology Ltd.	7,417,300	62,079
Concur Technologies, Inc.[1]	474,000	48,907
		9,369,584

Health care 10.27%

Merck & Co., Inc.	19,500,800	976,015
Gilead Sciences, Inc.[1]	10,893,790	818,668
Bristol-Myers Squibb Co.	13,550,000	720,183
Express Scripts Holding Co.[1]	7,130,000	500,811
Vertex Pharmaceuticals Inc.[1]	6,215,000	461,775
Baxter International Inc.	6,261,755	435,505
AbbVie Inc.	8,015,000	423,272
Pfizer Inc.	13,250,000	405,847
Regeneron Pharmaceuticals, Inc.[1]	1,349,248	371,367
Johnson & Johnson	3,500,000	320,565
Roche Holding AG	1,130,000	315,673
AstraZeneca PLC	3,300,000	195,333
AstraZeneca PLC (ADR)	700,000	41,559
Intuitive Surgical, Inc.[1]	498,000	191,272
Edwards Lifesciences Corp.[1]	2,700,000	177,552
UnitedHealth Group Inc.	1,852,000	139,456
GlaxoSmithKline PLC	5,070,000	135,296
Quest Diagnostics Inc.	2,000,000	107,080
Thermo Fisher Scientific Inc.	800,000	89,080
PerkinElmer, Inc.	2,035,000	83,903
Humana Inc.	396,000	40,875
		6,951,087

Energy 9.69%

Suncor Energy Inc.	18,092,932	634,296
Enbridge Inc.	11,669,701	509,853
Chevron Corp.	3,773,900	471,398
Occidental Petroleum Corp.	4,600,000	437,460
ConocoPhillips	6,000,000	423,900
Common stocks
		Value
Energy (continued)	Shares	(000)

FMC Technologies, Inc.[1]	7,750,000	$ 404,627
Noble Energy, Inc.	5,400,000	367,794
Royal Dutch Shell PLC, Class B (ADR)	4,700,000	353,017
Kinder Morgan, Inc.	8,240,645	296,663
Baker Hughes Inc.	5,000,000	276,300
Southwestern Energy Co.[1]	7,000,000	275,310
Concho Resources Inc.[1]	2,420,000	261,360
Chesapeake Energy Corp.	9,060,000	245,888
Denbury Resources Inc.[1]	13,800,000	226,734
Oceaneering International, Inc.	2,449,764	193,237
EOG Resources, Inc.	1,000,000	167,840
Murphy Oil Corp.	2,548,321	165,335
Schlumberger Ltd.	1,600,000	144,176
CONSOL Energy Inc.	3,700,000	140,748
Oil States International, Inc.[1]	1,362,000	138,543
Peyto Exploration & Development Corp.	4,297,500	131,525
TOTAL SA	2,000,000	122,520
Pioneer Natural Resources Co.	500,000	92,035
Spectra Energy Corp	1,300,000	46,306
Transocean Ltd.	673,300	33,274
		6,560,139

Consumer staples 5.13%

Philip Morris International Inc.	11,690,000	1,018,550
PepsiCo, Inc.	5,610,498	465,335
Costco Wholesale Corp.	3,635,000	432,601
Procter & Gamble Co.	5,100,000	415,191
Kimberly-Clark Corp.	3,700,000	386,502
British American Tobacco PLC	4,185,000	224,398
Herbalife Ltd.	2,625,000	206,587
Japan Tobacco Inc.	5,896,000	191,476
Pernod Ricard SA	1,150,000	131,010
		3,471,650

Materials 4.93%

LyondellBasell Industries NV, Class A	6,270,000	503,356
FMC Corp.	6,408,000	483,548
Praxair, Inc.	3,380,000	439,501
Dow Chemical Co.	9,796,418	434,961
E.I. du Pont de Nemours and Co.	6,000,000	389,820
Potash Corp. of Saskatchewan Inc.	9,115,000	300,430
Mosaic Co.	5,000,000	236,350
Monsanto Co.	1,500,000	174,825
MeadWestvaco Corp.	3,660,000	135,164
Nucor Corp.	1,975,000	105,425
HudBay Minerals Inc.	6,744,900	55,496
Steel Dynamics, Inc.	2,500,000	48,850
Cliffs Natural Resources Inc.	1,000,000	26,210
		3,333,936

Telecommunication services 2.68%

Vodafone Group PLC	149,695,000	587,493
Vodafone Group PLC (ADR)	1,220,000	47,958
Common stocks
		Value
Telecommunication services (continued)	Shares	(000)

Verizon Communications Inc.	8,100,000	$ 398,034
SoftBank Corp.	4,295,000	375,216
Deutsche Telekom AG	16,000,000	273,599
Crown Castle International Corp.[1]	1,251,522	91,900
Orange	3,250,000	40,239
		1,814,439
Utilities 0.78%

National Grid PLC	17,719,285	231,217
FirstEnergy Corp.	5,978,900	197,184
PG&E Corp.	2,500,000	100,700
		529,101
Miscellaneous 1.48%

Other common stocks in initial period of acquisition		1,000,924
Total common stocks (cost: $40,915,396,000)		65,110,636
Warrants 0.00%

Energy 0.00%

Kinder Morgan, Inc., warrants, expire 2017[1]	608,000	2,468
Total warrants (cost: $1,158,000)		2,468
	Principal amount
Short-term securities 3.82%	(000)

Freddie Mac 0.07%–0.15% due 1/14–9/17/2014	$1,075,518	1,075,208
Federal Home Loan Bank 0.05%–0.14% due 1/3–6/11/2014	522,900	522,777
Fannie Mae 0.08%–0.14% due 2/18–9/22/2014	405,400	405,218
Coca-Cola Co. 0.11%–0.18% due 1/6–4/10/2014[3]	150,900	150,882
General Electric Capital Corp. 0.05%–0.18% due 1/2–4/1/2014	90,400	90,386
Chariot Funding, LLC 0.32% due 2/7/2014[3]	50,000	49,995
Jupiter Securitization Co., LLC 0.32% due 2/7/2014[3]	16,800	16,797
Federal Farm Credit Banks 0.10%–0.15% due 5/7–8/25/2014	52,100	52,062
Regents of the University of California 0.10% due 2/11/2014	48,500	48,493
Private Export Funding Corp.0.10% due 2/20/2014[3]	44,600	44,592
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/6–1/23/2014	40,000	39,999
Emerson Electric Co. 0.08% due 2/3/2014[3]	25,000	24,998
Army and Air Force Exchange Service 0.11% due 2/20/2014[3]	25,000	24,995
Walt Disney Co. 0.10% due 3/25/2014[3]	25,000	24,994
Google Inc. 0.14% due 1/15/2014[3]	15,000	15,000
Total short-term securities (cost: $2,586,199,000)		2,586,396
Total investment securities (cost: $43,502,753,000)		67,699,500
Other assets less liabilities		(22,488)
Net assets		$67,677,012

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $352,253,000, which represented ..52% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-010-0214O-S37693

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Funds Fundamental Investors – Fundamental Investors:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Fundamental Investors – Fundamental Investors (the “Fund”) as of December 31, 2013, and for the year then ended and have issued our report thereon dated February 10, 2014, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 10, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 28, 2014